Exhibit 99.2

1 STRICTLY CONFIDENTIAL AND PROPRIETARY STRICTLY CONFIDENTIAL AND PROPRIETARY Investor Presentation November 2026

2 STRICTLY CONFIDENTIAL AND PROPRIETARY IMPORTANT NOTICES AND DISCLAIMERS (1 of 3) This presentation and any accompanying oral remarks, question-and-answer session or other materials provided in connection with it (collectively, this "Presentation") have been prepared by Dronamics Group Limited (the "Company," "we," "us" or "our") and are being furnished on a confidential basis solely to a limited number of recipients (each, a "Recipient" or "you") for informational and discussion purposes. This Presentation contains confidential, proprietary and commercially sensitive information concerning the Company and its business, operations, financial condition, prospects and strategy as well as GP-Act III Acquisition Corp. (NASDAQ: GPAT) ("GP-Act III"). By accepting or reviewing this Presentation, you agree to hold all such information in strict confidence, to use it solely for the purpose for which it was furnished and not to copy, reproduce, distribute, forward, publish or disclose this Presentation or any portion of it without the Company's and GP-Act III's prior written consent. All or a portion of the information contained in this Presentation may constitute material non-public information regarding the Company, GP-Act III and other referenced parties. By accepting and reviewing this Presentation, each Recipient acknowledges that it is aware, and will advise its representatives who are provided access to such information, that United States securities laws restrict any person who has material non-public information concerning an issuer from purchasing or selling securities of such issuer, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Each Recipient agrees to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including Rule 10b-5 thereunder, and not to use this Presentation or any information contained herein in contravention of the Exchange Act. This Presentation does not constitute, and may not be used in connection with, an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities or other interests in the Company, GP-Act III or any other person, nor a solicitation of any proxy, vote, consent or authorization in any jurisdiction with respect to any proposed business combination between the Company and GP-Act III (the "Business Combination") or otherwise, and shall not form the basis of, or be relied upon in connection with, any contract or investment decision. Any such offer or solicitation, if made, will be made only pursuant to definitive transaction documents and other offering materials, which may contain information materially different from, and in addition to, the information contained in this Presentation. Any securities or other interests, if offered, have not been and, except as provided herein, will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state or foreign securities laws, and may be offered and sold only to persons meeting applicable investor qualification requirements and only pursuant to an exemption from, or in a transaction not subject to, applicable registration requirements. This Presentation does not create any binding obligation on the part of the Company, GP-Act III or any Recipient to proceed with any transaction, and it is not intended to constitute legal, tax, accounting, financial, investment or other advice. In connection with the proposed Business Combination, GP-Act III intends to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 (as amended from time to time, the "Registration Statement"), which will include a proxy statement of GP-Act III and a prospectus (the "proxy statement/prospectus"). The Registration Statement has not yet been filed or declared effective. Investors and security holders of GP-Act III and the Company are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or to be filed with the SEC, and any amendments or supplements thereto, carefully and in their entirety when they become available, because they will contain important information about the Company, GP-Act III and the Business Combination. This Presentation does not contain all of the information that will be included in the Registration Statement. When available, free copies of these documents may be obtained at the SEC's website, www.sec.gov.

3 STRICTLY CONFIDENTIAL AND PROPRIETARY IMPORTANT NOTICES AND DISCLAIMERS (2 of 3) GP-Act III, the Company and their respective directors, officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from GP-Act III's shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation, and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and the proxy statement/prospectus when they become available. The information contained in this Presentation is preliminary, summary in nature, subject to change without notice and incomplete without reference to the related oral briefing and any other materials provided by the Company. Although the Company believes that the information contained in this Presentation is accurate in all material respects as of the date hereof, neither the Company nor any of its affiliates, equityholders, members, managers, directors, officers, employees, agents, representatives or advisers (collectively, the "Company Parties") makes any representation or warranty, express or implied, as to the accuracy, completeness, reliability or reasonableness of the information contained in this Presentation. Each Recipient should conduct its own independent investigation and analysis of the Company and the information contained in this Presentation. Except as may be expressly set forth in a definitive written agreement, and to the maximum extent permitted by applicable law, the Company Parties expressly disclaim any and all liability relating to or resulting from the use of, or reliance on, this Presentation or any information contained herein. The information contained in this Presentation has been prepared by, and is the sole responsibility of, the Company and its management. GP-Act III has not independently verified, and makes no representation or warranty, express or implied, as to the accuracy, completeness or reliability of, any such information, including any projections, forecasts, targets, pipeline figures or market data contained herein. GP-Act III has conducted only limited due diligence with respect to the Company, reflecting the current phase of the parties' engagement, and a more comprehensive diligence review may be undertaken if and when the parties proceed toward a definitive agreement. Recipients are cautioned not to place undue reliance on any information in this Presentation and should conduct their own independent investigation and analysis of the Company and the Business Combination. Certain information contained in this Presentation may constitute forward-looking statements, projections, forecasts, estimates, targets, expectations, assumptions or other statements regarding future events, performance or results. Forward-looking statements may include statements concerning the Company's and GP-Act III's business plans, strategy, market opportunity, growth prospects, product development, regulatory or commercial milestones, financing plans, operating metrics, financial performance, the Business Combination and its expected timing and effects, or other future matters, and are generally identified by words such as "believe," "may," "will," "estimate," "anticipate," "intend," "expect," "plan," "project," "potential," "target," "forecast" and similar expressions, although the absence of such words does not mean a statement is not forward-looking. These statements are based on current expectations, assumptions and information available as of the date hereof and are subject to risks, uncertainties and other factors, many of which are outside the Company's and GP-Act III's control, that could cause actual results, performance or events to differ materially from those expressed or implied by such statements. Because the forward-looking statements in this Presentation are made in connection with a proposed business combination, the safe harbor for forward-looking statements under Section 27A of the Securities Act and Section 21E of the Exchange Act, as established by the U.S. Private Securities Litigation Reform Act of 1995, is not available, and none of the Company, GP-Act III or any other person is relying on, or claiming the protection of, that safe harbor with respect to such statements. For a discussion of factors that could cause actual results to differ materially, Recipients should consider the risk factors described in GP-Act III's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other documents filed by GP-Act III with the SEC, and the risk factors that will be contained in the Registration Statement. No assurance can be given that any forward-looking statement, projection, forecast, estimate, target or assumption will prove to be correct, and undue reliance should not be placed on them. Neither the Company nor GP-Act III undertakes any obligation to update or revise any such information, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

4 STRICTLY CONFIDENTIAL AND PROPRIETARY IMPORTANT NOTICES AND DISCLAIMERS (3 of 3) This Presentation may include financial information, operating data, budgets, forecasts, projections, targets or illustrative scenarios. Any such information is presented only as of the date indicated, is inherently uncertain, is based on assumptions that may prove to be inaccurate and should not be regarded as a representation, warranty or prediction that the Company or any other person considered, or now considers, such information to be reliable or achievable, and actual results may differ materially from those reflected or implied by such information. The Company's independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to any of the projections, forecasts or targets contained in this Presentation and expresses no opinion or any other form of assurance with respect thereto. This Presentation also includes certain financial and operating measures that are not calculated in accordance with generally accepted accounting principles ("GAAP"), including, among others, gross margin and unit-economics metrics such as return on investment and payback period, together with pipeline, "identified" opportunity, total addressable market and other operating metrics. These non-GAAP and operating measures are presented for illustrative purposes only, may be calculated differently from, and may not be comparable to, similarly titled measures used by other companies, are not a substitute for, and should not be considered in isolation from, measures prepared in accordance with GAAP, and are not accompanied by reconciliations to the most directly comparable GAAP measures. Many such figures are estimates or targets that assume a level of commercialization and scale not yet achieved and remain subject to significant business, regulatory and execution risk. The Company is a pre-commercialization enterprise. As of the date of this Presentation, the Company has not commenced commercial revenue operations and has not generated any meaningful revenue from the sale of its products or services, and it does not expect to commence initial commercial operations until late 2026 or thereafter, with first cargo revenue flights and defense contracts anticipated in subsequent periods. The Company's technology, products and business model remain subject to ongoing development, testing, certification and validation. There can be no assurance that the Company will successfully complete the development or certification of its aircraft or technology, obtain or maintain required regulatory approvals, convert its pipeline, memoranda of understanding, letters of intent, term sheets or other non- binding arrangements into binding contracts or revenue, achieve market acceptance, or ever generate revenue or profits. Investing in a pre-commercialization company involves a high degree of risk, including the risk that the Company may never achieve commercialization and may require significant additional capital to fund its development and scale-up. Accordingly, all statements regarding the Company's future operations, prospects, plans, pipeline, unit economics and projections are inherently speculative and subject to material change, and no undue reliance should be placed on them. This Presentation may also include market, industry, competitive, third-party or other data derived from external sources, including third-party industry publications, research reports (including reports prepared for purposes other than this Presentation, such as analyses attributed to Oliver Wyman) and other publicly available information, as well as from the Company's own internal estimates and assumptions. Although the Company believes such sources to be reliable, neither the Company nor GP-Act III has independently verified such information, no representation or warranty is made as to its accuracy, completeness, reasonableness or continued relevance, and Recipients are cautioned not to place undue reliance on it. References to trademarks, service marks, trade names or other intellectual property of third parties are for identification purposes only and do not imply any affiliation with, endorsement of, sponsorship of or approval by the owners of such marks or other intellectual property.

5 STRICTLY CONFIDENTIAL AND PROPRIETARY Executive Summary Investment Overview • GP-Act III Acquisition Corp (NASDAQ: GPAT) has entered into a Business Combination Agreement with Dronamics Group Limited ("Dronamics") • Dronamics designs, manufactures and operates a long-range remotely piloted UAV1 platform (the Black Swan) serving logistics, defense and sovereign aerospace markets • Autonomous Logistics: same-day middle-mile cargo transportation at road-like cost, connecting underutilized regional airfields and bypassing traditional hubs • National Security: European-built UAV systems for contested logistics, medevac, airborne early warning and counter-UAS applications • Aerial Services: high-value geophysics and surveying missions • Binding agreement with priority partner intending to contribute 30%+ of global available capacity, alongside 730+ aircraft covered by signed MOUs / LOIs / term sheets, US$300M+ of identified defense opportunities and US$120M+ of critical-minerals opportunities2 • Transaction highlights • US$400M pre-money equity value, positioning Dronamics at the low end of the selected UAV and advanced air mobility peer set by equity value3 • Pro forma enterprise value of ~US$500M with US$100M of cash to the balance sheet4 • Co-Sponsors and existing investors intend to invest through a CLN, a portion of which has already been funded • Strong Shareholder Alignment and Growth Capital • Existing Dronamics shareholders expected to roll 100% of their equity, with proceeds from transaction expected to be used to fund commercialization and scale-up • Post-close ownership expected to be c.67% for current Dronamics shareholders, subject to final capital committed in transaction depending on redemptions from SPAC trust proceeds, size of PIPE, if any, and final structure5 • Expected transaction proceeds to support certification, manufacturing expansion and commercial deployment Note: (1) UAV stands for Unmanned Aerial Vehicle; (2) Further details are provided on slide 31; (3) Further details are provided on slide 36; (4) Expected aggregate committed capital to be potentially sourced from SPAC trust proceeds and/or PIPE financing (net of aggregate transaction expenses); (5) Further details are provided on slide 35.

6 STRICTLY CONFIDENTIAL AND PROPRIETARY Executive Summary Investment Highlights Large and growing end-markets Exposure to autonomous logistics, defense and sovereign aerospace, including a $400B current TAM1 Compelling customer value proposition Up to 80% faster2, 50% cheaper2 and 60% greener2, enabling same-day delivery and lower inventory requirements Proven technology and regulatory leadership 12 years of development, multiple aircraft built and successful flight testing, supported by an EU drone airline license and IATA / ICAO3 codes Strong commercial traction and faster time to market Binding agreement with priority partner intending to contribute 30%+ of global available capacity 730+ aircraft covered by signed MOUs / LOIs / term sheets $300M+ of defense and $120M+ of critical-minerals opportunities High-return unit economics4 c.5x ROI and c.10-month payback per aircraft at scale, supported by low production and operating costs Advanced platform at an attractive valuation Transaction values Dronamics at the low end of selected UAV valuation references5 Note: (1) Further details are provided on slide 20; (2) Compared to the traditional solutions; (3) IATA stands for International Air Transport Association and provides the commercial airline code used in cargo, scheduling and industry systems; ICAO stands for International Civil Aviation Organization and provides the operational code used in flight plans and air traffic control; (4) Target figures at scale; (5) Further details are provided on slide 36

7 STRICTLY CONFIDENTIAL AND PROPRIETARY Company Overview Meet Dronamics Select Partners Select Investors STRICTLY CONFIDENTIAL AND PROPRIETARY Highlights Dronamics is a leading developer of next-gen, cost-effective unmanned aerial systems for civilian and defense use cases. • Founded in 2014 in Bulgaria, team in Europe, US, Australia & more • ~$80 million total capital raised • Drones-as-a-Service for civil use cases; OEM sales for defense • Next-gen aircraft combining proprietary design with proven aerospace principles • Capable of serving multiple markets with single airframe platform • Currently licensed for large drone operations in select areas in Europe • Founded drone airline with IATA ("OY") and ICAO ("DXE") codes

8 STRICTLY CONFIDENTIAL AND PROPRIETARY Konstantin Rangelov (CTO) Aerospace Engineering, Delft University of Technology (NL)1 Svilen Rangelov (CEO) Economics Davidson College (USA) Note: (1) Dropped out to start Dronamics before finishing his final year The Founders' Story Growing up in 1990's Bulgaria came with a lot of turbulence SHIPPING AS A TAX THEY PAY WITH MONEY THEY PAY WITH TIME that disproportionately punishes the most those that can afford it the least Yugoslavia Embargo Gas Lines Bread Lines Bank Runs Hyperinflation Power Cuts Rapid Deindustrialization We started perceiving For billions of people around the world DISTANCE HAS BECOME DESTINY We set out to change that 8

9 STRICTLY CONFIDENTIAL AND PROPRIETARY The right kind of low-cost long-range cargo drone has the potential to transform trade In a world where only 35% of roads are paved, and only 50% have year-round accessibility 9 STRICTLY CONFIDENTIAL AND PROPRIETARY Our Thesis – Fly Cheaper, Fly Longer, Fly on Autopilot The Geography of Transport Systems, Sixth Edition (2024)

Delivering Today DRONAMICS

The Black Swan

Multi-Purpose Strategic Drone Platform



BS100-A-001
Delivering Today
DRONAMICS
8 m
26 ft
Fuselage
16 m
52 ft
Wingspan

Long Range
up to 1,500 mi [max]

High Volume Capacity
sized to match a last-mile delivery van

Cost-Efficient
low production and operating costs

Global Connectivity
SATCOM

Short Runways
1,300 ft [min]

Pragmatic Fuel
Gasoline-powered

NATO Class III - Target Mission Profiles		
Cargo	AEW	ISTAR
Counter-UAS	Mapping	Search & Rescue

AEW = Airborne Early Warning. ISTAR = Intelligence, Surveillance, Target Acquisition, Reconnaissance. UAS = Unmanned Aerial System

Target values. Payload offsets range. Runway length at sea level. Alternative fuels being tested.
Illustration depicts Alpha variant (maiden flight 2023) which has since been upgraded to Bravo variant – the variant currently built. Our current fleet of Bravo is projected to meet the requirements of the initial customer deployments. Further versions beyond Bravo are currently under development to enhance performance, ease mass manufacturability, and may even exceed some targets shown.

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STRICTLY CONFIDENTIAL AND PROPRIETARY

Delivering Today
DRONAMICS

What We Enable

Unlocking Massive Customer Value With Compelling Unit Economics


DRONAMICS


SWITCH ACCESS COVER
DRO
DRONAMICS

Superior Unit Economics

~5x
ROI/Drone[1]

<1 year
Payback/Drone[1]

Making Same-day Delivery

up to 80%
Faster[2]

up to 50%
Cheaper[2]

up to 60%
Greener[2]

Note: (1) Illustrative anticipated unit economics per aircraft at scale for commercial logistics operations. "ROI/Drone" represents cumulative projected gross margin per aircraft over its assumed useful life divided by average production cost per aircraft; "Payback/Drone" represents average production cost per aircraft divided by annual per-aircraft gross margin excluding non-cash aircraft depreciation, measured from entry into service. These metrics are projections, do not reflect historical results, and actual results may differ materially; (2) Oliver Wyman Analysis; across multiple use cases for core verticals; compared to traditional solutions, subject to relevant assumptions for said use cases.

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STRICTLY CONFIDENTIAL AND PROPRIETARY

Delivering Today
DRONAMICS

Focusing on Middle Mile

Our Model Leverages Existing Infrastructure Without the Need for Additional Build-Out


Delivering Today
DRONAMICS
Delivering Today
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We can access more than 35,000[1] runways that already exist, leveraging underutilized infrastructure at a lower cost than the legacy aviation model

Focus on the US

5,000+ public-use airports
but only 30 of these receive 70% of all traffic[2]

90% of the US population
lives within a 30-minute drive of a regional airport[3]

Focus on Europe

90% of airfields are underutilized
share of airports in Europe without scheduled service[4]

50% of the population in Europe
lives within a 30-minute drive of a regional airport[5]

Note: (1) OurAirports (link); (2) NASA (link); (3) McKinsey (link); (4) Aviation Week (link); (5) McKinsey (link)

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STRICTLY CONFIDENTIAL AND PROPRIETARY

13 STRICTLY CONFIDENTIAL AND PROPRIETARY From a Contrarian Idea 12 Years Ago... A Pragmatic Solution Ready to Scale and Unlock Network Effects built on Our Progress in STRICTLY CONFIDENTIAL AND PROPRIETARY 13 Clean-sheet aircraft design Sub-scale aircraft testing Proprietary hardware & software moat First full-scale aircraft manufactured Commercial MoUs, LoIs and others IATA and ICAO designator codes Strategic commercial partnership (logistics) Manufacturing JV Agreement Commercial partnership (defense) LUC license Strategic partnership (critical minerals) Black Cygnet product evolution Entering defense market: ISR platform Second and third full-scale aircraft manufactured Aircraft flight testing 2014 2026+ Technology Regulations Cost Multi-Role Platform Design

14 STRICTLY CONFIDENTIAL AND PROPRIETARY Dronamics' Advantage Over Incumbents Fills a Gap in European Defense Competitive Landscape Addressing a massive white space in European Defense There are numerous European small / tactical UAVs, but Dronamics can capture the massive whitespace left for MALE drones in Europe The EU has no sovereign MALE capability in service Every operational system is imported and 14 EU NATO members (and nearly the entire EU Eastern Flank) have no meaningful MALE capabilities US Drones Israeli Drones Turkish Drones European Project1 MQ-9 MQ-9 IAI Heron TP Eurodrone IAI Heron MQ-9 Eurodrone MQ-9 MQ-9 Bayraktar TB2 MQ-9 Eurodrone MQ-9 Bayraktar TB2 1. Eurodrone Entry-Into-Service expected 2029+ 14 of the 23 EU NATO Members have no significant MALE drone capabilities at all 14 / 23 0 5 10 15 20 25 30 35 0 100 200 300 400 500 Maximum Endurance, hours Maximum Payload, kg Whitespace that Dronamics can capture Safran (Patroller) Terminated by France in H1 2026 Leonardo (Falco) Tekever (AR5) Airbus (Atlante) Wake Engineering (Fulmar) Thales (SpyRanger) Quantum Systems (Vector) WB Electronics (FlyEye) Higher Lower Lower Higher Dronamics 2026 Analysis. Desktop research including manufacturer websites and news publications

15 STRICTLY CONFIDENTIAL AND PROPRIETARY Building on More Than a Decade of Progress: A Clear, Practical Path to Scaled Operations Regulatory 12 years of design, engineering, regulatory, and flight experience in Europe Regulatory Approval Roadmap Granted Light UAS Operator Certificate (LUC), authorizing operation of Dronamics drones in the EU1 First cargo drone airline with ICAO ("DXE") and IATA ("OY") codes Repeatedly built and flown Black Swan and Black Cygnet UAS Global Expansion and Growth Leverage UAS experience and global drone regulatory framework for international market entry Global market expansion (e.g., USA, Japan, Southeast Asia, etc.) with strategic partners 15 STRICTLY CONFIDENTIAL AND PROPRIETARY Note: (1) Select routes. LUC allows for revenue-generating flights.

Delivering Today
DRONAMICS

Dronamics is Different

Same Sector Label, Fundamentally Different Business

	Dronamics	Other Advanced Air Mobility Companies
Mission & payload	Only carry cargo, mapping, and defense payloads; no passengers	Primarily passenger air taxis, requiring changes to existing travel patterns and managing the complexities of passenger travel
Autonomy	Autonomous and remote-piloted flight options, unlocking use for high-risk missions and reduced operating costs	Require pilots onboard
Aircraft design	Conventional, fixed-wing design and propulsion, optimized for cost efficiency and regulatory approvals	Complex, novel powertrains and multi-rotor VTOL configurations
Range & infrastructure	Combustion engine enables industry-leading range and payload. Designed to leverage existing, underutilized infrastructure and any other paved or unpaved area with ¼+ mile of clearance	Range and payload constraints due to battery-electric and hybrid-electric powertrains. Require new infrastructure to achieve full potential
Certification	EU cargo airline already licensed. No type certification required for commercialization. Multiple pathways to commercialize in the US, EU, and more across logistics, defense, and critical minerals	Passenger operations require type certification for civilian use
Cost	Pragmatic design with emphasis on economical operating and manufacturing costs	Higher all-in costs due to increased technical complexity and manufacturing costs
Capital Consumed[1]	Only ~$80 million since 2014 to be at the same inflection point	$7.6+ billion across Joby, Archer, and Beta alone[1] to be on cusp of commercialization

Note: (1) Accumulated deficit as reported in most recent 10-Q as of August 6, 2026.

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STRICTLY CONFIDENTIAL AND PROPRIETARY

Delivering Today DRONAMICS

Competitive Landscape

A Category of One: Multi-Role, Middle-Mile Drones

	Delivering Today DRONAMICS	Cargo VTOL Drones (Elroy Air, MightyFly, Pyka, Pipistrel)	Last-mile Delivery Drones (Zipline, Wing)	EVTOL Air Taxis (Archer, Joby, Beta)	Military ISR UAS (General Atomics, IAI)	Crewed Light Aircraft (Textron, Diamond Aircraft)
Middle Mile Range & Payload	✓	~	✗	✗	✓	✓
Low Acquisition & Operating Costs	✓	✓	✓	✗	✗	✗
Multi-Role Cargo | ISR & AEW | Surveying	✓	✗	✗	✗	✗	✗
Civil Licensing Pathway [Cargo Airline Operations]	✓	✓	✓	✓	✗	✓
Vertically-Integrated OEM and Operator	✓	✗	~	~	✗	✗
European Home-Market Advantage	✓	✗	✗	✗	✗	✗

Illustrative companies; Dronamics analysis based on publicly available information as of H1 2026

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STRICTLY CONFIDENTIAL AND PROPRIETARY

Delivering Today
DRONAMICS

Why Dronamics?

Flying aircraft. Validated Demand. Ready to Scale.

Market	Platform	Traction	Regulation	Tech	Model
~$400B[1] Combined TAM	**One Platform Serves Three Markets**	**Commercially De-Risked**	**Licensed to Fly**	**Leveraging Proven Technology**	**Capital-Efficient Scalable Model**
A massive opportunity across civilian logistics, defense, and critical minerals, markets that demand more economical and flexible solutions.	Signed strategic partnerships across all target markets using our flagship multi-role UAS platform.	Validated demand and go-to-market strategy with key strategic partners and customers.	Granted EU-wide drone airline license for large cargo drones and authorized to fly commercially.	Trusted fixed-wing configuration and proven ROTAX engine paired with proprietary hardware and software.	Vertically-integrated model leveraging international JV partners unlocks scalability and maximizes capital efficiency.


DRONAMICS
NO STEP
DRONAMICS
NO STEP

18

Note: (1) Further details are provided on slide 20.

STRICTLY CONFIDENTIAL AND PROPRIETARY

19 STRICTLY CONFIDENTIAL AND PROPRIETARY CRITICAL MINERALS COST-EFFECTIVE DEFENSE SAME-DAY LOGISTICS DRONAMICS UNLOCKS STRICTLY CONFIDENTIAL AND PROPRIETARY 19 Same-day delivery powered by next-gen UAS and a global network of cargo drone airlines Multi-purpose UAS platforms for ISTAR, contested logistics, C-UAS, effectors, and more Unmanned, airborne geophysical surveys and mapping to locate new critical minerals and other natural resources ISTAR = Intelligence, Surveillance, Target Acquisition, Reconnaissance; UAS = Unmanned Aerial System; C-UAS = Counter-Unmanned Aerial Systems

Delivering Today DRONAMICS

Unlocking Multiple Markets

Large Global Markets With Strong Growth Tailwinds

Current Global TAM: ~$400 Billion

Middle-mile Express Delivery[1]
TAM: $97B
CAGR: 7% ('24E – '32E)

Commercial Air Cargo[2]
TAM: $93B
CAGR: 4% ('26E – '35E)

Counter UAS[5]
TAM: $14.4B
CAGR: 22.4% ('26E – '34E)

Loitering Munitions[7]
TAM: $5.5B
CAGR: 25.9% ('26E – '34E)

Tactical UAV[8]
TAM: $5.3B
CAGR: 8.3% ('25E – '30E)

Defense Logistics[3]
TAM: $174B
CAGR: 6% ('25E – '33E)

Rapid Response Disaster Logistics[9]
TAM: $7B
CAGR: 6% ('23E – '32E)

Geophysical Services[6]
TAM: $14.6B
CAGR: 3.5% ('26E – '30E)

Airborne ISR[4]
TAM: $10.3B
CAGR: 3.9% ('26E – '34E)

Markets may require additional payload integration

Unlocking three markets with strong tailwinds

Logistics | Defense | Surveying

Tailwinds across markets

Global growth of e-commerce

$3.9+ Trillion

Projected global e-commerce[10] sales for 2026

Structural increases in defense spending

$700+ Billion

Required to reach 5% of GDP (NATO target spend ex-USA)[11]

Critical minerals are becoming a strategic imperative

$6+ Billion

EU-Selected Strategic Projects for access to raw materials[12]

Size of boxes in market diagram is indicative. Note: (1) Global Market Insights, reflects TAM in 2023 (link); (2) Business Research Insights, reflects TAM in 2026 (link); (3) Research and Markets, reflects TAM in 2025 (link); (4) Fortune Business Insights, reflects TAM in 2025 (link); (5) Fortune Business Insights, reflects TAM in 2026 (link); (6) Research and Markets, reflects TAM in 2026 (link); (7) Fortune Business Insights, reflects TAM in 2025 (link); (8) Markets and Markets, reflects TAM in 2025 (link); (9) Global Market Insights, reflects TAM in 2023 (link); (10) Statista (link); (11) Analysis based on NATO data not including USA (link); (12) EU-Selected Strategic Projects (link)

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STRICTLY CONFIDENTIAL AND PROPRIETARY

21 STRICTLY CONFIDENTIAL AND PROPRIETARY Pioneering an Operator Model for a Cargo Drone Airline Deep Dive - Cargo & Logistics Strategic Partnership ▪Cargo drone airline model: We operate drones for civilian logistics selling capacity on our fleet of drones to customers, e.g., logistics companies and e-commerce platforms ▪Ease of adoption: Operating the airline ourselves means customers simply book with us rather than purchase aircraft and set up their own operations ▪Middle-mile fit: Dronamics' service complements existing supply chain structures by increasing efficiency ▪Global expansion: We will utilize our existing EU Drone Airline License and scale outside the EU with local JV partners to comply with foreign ownership regulations ▪Since its foundation in 1871, Hellmann has developed into one of the largest international logistics providers "Partnering with Dronamics allows us to provide our customers with innovative and tailored solutions in the growing market segments of spare parts, e-commerce, and cold chain. We believe this will be a game-changer in logistics" Andreas Lamping Member of International Executive Board Hellmann Worldwide Logistics STRICTLY CONFIDENTIAL AND PROPRIETARY

Delivering Today
DRONAMICS

Deep Dive - Cargo & Logistics – Illustrative Case Study – Saudi Arabia

Logistics Customers can Create Bespoke Distribution Networks for Brands, Enabling Faster and Cheaper Deliveries

The Status Quo

Retail Brands' Shipping Times and Prices, Saudi Arabia


Price of Delivery
$10
$5
-
Fashion retailer
$9.33 | 2 to 5 days
Retailer
$8.00 | 2 to 5 days
Import retailer
$7.99 | 10 to 13 days
Fashion retailer
$5.33 | 2 to 5 days
Fashion retailer
$7.73 | 6 to 9 days
E-commerce platform
$4.80 | Next Day
Delivering Today DRONAMICS
$4.50 | Same Day
Same Day
1
7
14
Days to Deliver

Long-range Cargo Drone Coverage


From
$4.50
door-to-door
Within 6hrs or less
Riyadh to whole of KSA
Riyadh

The Dronamics Advantage

The Black Swan's capacity is designed around typical e-commerce package sizes	Brands can centralize their inventory and unlock savings	Ability to land closer to end customers reduces steps in the supply chain

22

Dronamics 2025 Analysis. Shipping times and prices from company websites. Quoted shipping times and prices may vary.

STRICTLY CONFIDENTIAL AND PROPRIETARY

23 STRICTLY CONFIDENTIAL AND PROPRIETARY Customers can cover the 48 states from 7 locations within 6 hours or less Amazon US = 100+ Fulfillment Centers With a Cargo Drone Airline "Same-Day" Now Expensive and limited Requires massive CAPEX and inventory replication Long Range Drones Can Enable Customers To Ship Same - Day With lower CAPEX and inventory duplication Map displays indicative locations.

24 STRICTLY CONFIDENTIAL AND PROPRIETARY Executive Orders and new FAA Regulations Open a Path to US Commercial Operations for Drones Why now?

25 STRICTLY CONFIDENTIAL AND PROPRIETARY ONE PLATFORM. MULTIPLE CAPABILITIES. DELIVER DETECT DEFEND Low-Cost Counter UAS & Multiple Effectors Cost-efficient AWACS & Early Warning System Rapid Resupply & Military Mobility Deep Dive - Defense

Delivering Today
DRONAMICS

Multi-Role Defense Platform: Capability Deep Dive


MAX RANGE OF DRONAMICS BLACK SWAN (up to 1,500 mi)
RAMSTEIN
ABU DHABI
DIEGO GARCIA
OKINAWA
GUAM
Max range of select cargo UAV competitors (up to 450 mi)


Aircraft & Fighters
Drones
Ships
Payloads from our partners like HENSOLDT enable
Air Moving Target Indicator
Identify
Detect
Target
Multi-Mode ISTAR
Sea
Land
Air


Wing-mounted payloads
Illustrative effector hard points
Fuselage-carried payloads
FPV and interceptor drones can be loaded in the fuselage of the Black Swan and released during flight via a special mechanism

DELIVER

- Large cargo hold to transport supplies, medicine, spare parts, and equipment to forward or hard-to-reach locations
- Short/unprepared strip operations for last-mile logistics without ground infrastructure
- Lower cost of operations relative to alternative modes of delivery

DETECT

- Synthetic aperture radar (SAR), electro-optical / infrared cameras, signals intelligence payloads, etc.
- Long endurance and high operating altitude for persistent wide-area surveillance
- Real-time data links feeding a common operating picture at a fraction of legacy AWACS cost

DEFEND

- Affordable airborne layer for detecting, tracking, and intercepting hostile drones
- Capability to carry interceptors inside cargo hold or on the wings, allowing sustained engagement of drone swarms without returning to base
- Supporting multiple effector types (kinetic, electronic warfare / jamming)

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Map displays indicative locations, circles are approximate.

STRICTLY CONFIDENTIAL AND PROPRIETARY

Delivering Today
DRONAMICS

The Black Cygnet

Tactical Drone Platform

The Black Cygnet (NATO Class I UAS)
Long Range Up to 497 mi [max]
Cruise Speed 50 mph
Global Connectivity SATCOM
Cost-Efficient

Target Mission Profiles	
ISTAR	Single-Use Effector


2 m
7 ft
Fuselage
4 m
13 ft
Wingspan

Target values. Payload offsets range. ISTAR = Intelligence, Surveillance, Target Acquisition, Reconnaissance. UAS = Unmanned Aerial System.

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STRICTLY CONFIDENTIAL AND PROPRIETARY

28 STRICTLY CONFIDENTIAL AND PROPRIETARY STRICTLY CONFIDENTIAL AND PROPRIETARY Deep Dive - Critical Minerals Natural Resource Exploration With Drone-Powered Airborne Geophysical Surveying and Mapping Strategic Partnership ▪Validating the model with established players: Xcalibur and Dronamics are integrating magnetometry and gravity sensors onto the long-range Black Swan UAV ▪Drones expand the market, not just displace it: Offshore and extreme-terrain surveys currently too hazardous for crewed aircraft now become addressable ▪Structural cost and risk advantages: Removal of aircrew risk, lower operating costs, greater mission flexibility versus conventional crewed survey aircraft ▪Sovereignty tailwind: Governments increasingly treat knowledge of their own mineral, rare earth and freshwater reserves as strategic infrastructure ▪Xcalibur is a market leader in airborne geophysics with 1,500+ executed projects1 and 50 million linear km flown1 ▪The joint partnership leverages Xcalibur's sensor and surveying leadership and Dronamics' drone platform expertise Note: (1) Source: Xcalibur website.

29 STRICTLY CONFIDENTIAL AND PROPRIETARY READY TO COMMERCIALIZE BUILD DESIGN Over the Past 12 Years, We've Built a Full-Stack Aerospace company STRICTLY CONFIDENTIAL AND PROPRIETARY 29 We have designed and engineered unmanned aerial systems entirely in-house, creating a defensible intellectual moat across civil and defense applications We manufacture our full carbon composite aircraft entirely in-house through a vertically integrated production and testing process, enabling rapid iteration and continuous improvement across design, manufacturing, and testing Our flexible commercial model spans operating aircraft ourselves for civil use cases (e.g., cargo and airborne surveying) and direct aircraft sales to defense customers, anchored by pioneering regulatory approvals for cargo drone operations Deep Dive - Capabilities

30 STRICTLY CONFIDENTIAL AND PROPRIETARY We've Established Vertically-Integrated In-House Manufacturing in Bulgaria, and are Well Positioned to Begin Scaling Globally Deep Dive – Capabilities – Manufacturing ▪Leveraging the global template we established in-house across all future factories ▪Dronamics has already secured a JV agreement for manufacturing with SDF, which can add additional capacity for cargo drones ▪SDF is part of EDGE Group, the UAE's prime defense conglomerate, and has a strong track record of defense projects and international partnerships Opportunity to scale up manufacturing via a strategic partnership for manufacturing with UAE's Strategic Development Fund Our airframe design, manufacturing, and testing processes serve as a global template for our factories Composite Parts Plugs, Molds, Jigs Testing Rigs & Stands Metal Parts Assembly of Major Sub-Assemblies 3D Printing Assembly of Full Aircraft Systems Integration Painting In-house Manufacturing Capabilities Current vertically integrated manufacturing footprint enables initial drone production and builds an intellectual moat for production technology to enable scale up Serial manufacturing will provide drones for ramping up commercial operations across different business verticals: cargo, defense, airborne geophysics Strong starting point... ...paves the way for global scale up Illustrative mass manufacturing facility Existing facility

Delivering Today DRONAMICS

Commercial Overview

Commercial Pipeline Across Civil and Defense

Logistics

hellmann WORLDWIDE LOGISTICS

- GCC National Postal Operator
- Leading European Time-Critical Logistics Provider
- Multinational Logistics and Freight Forwarder
- Leading Multinational Logistics and Express Courier Provider
- GCC Partner of Top 3 Global Courier
- EU National Postal Operator
- EU Airline
- and others

Services-based model - Dronamics operates drones and sells capacity

- South East Asian Diversified Conglomerate
- Leading Asian Int'l Cargo Airline
- Leading GCC Private Aviation Operator
- Signed MOUs

Binding Agreement with Priority Partner intending to contribute 30%+ of Dronamics Global Available Cargo Capacity[1]

730+ Aircraft

Estimated Number of Aircraft To Be Deployed for Cargo Under Signed Non-Binding MOUs, LOIs and Term Sheets[2]

Defense

Integrations of payloads from our partners incl. HENSOLDT

NATO and Allied Armed Forces
[Flags Redacted]

Sales-based model - Dronamics sells drone systems to government customers

~$300+ Million

Identified Initial Revenue Opportunities Across Various Black Swan and Black Cygnet Payload Configurations[3]

Critical Minerals

Xcalibur SMART MAPPING

Services-based model - Dronamics operates drones and sells flights

~$120+ Million

Identified Contract Value Opportunities Over the First 5 years[4]

Note: (1) Pursuant to binding cooperation agreement between the parties. Hellmann is Dronamics' global priority freight-forwarding partner and under the binding cooperation agreement intends to contribute at least 30% of Dronamics' global available cargo capacity subject to market development and annual re-evaluation. Global available cargo capacity means the payload across all trade lanes by all aircraft dedicated to those lanes for all projected scheduled flights. Committed volumes and pricing are agreed market by market as routes launch. (2) Other than the binding partnership agreement with Hellmann described in note 1 above, the commercial arrangements shown comprise signed MOUs, LOIs, and term sheets, which are non-binding and remain conditional upon, among other things: (i) obtaining regulatory approvals for the relevant geographies and operations; (ii) successful completion of trial or demonstration deployments; and (iii) negotiation of definitive agreements on material commercial terms, including pricing, delivery schedules and service levels. Identified opportunity and pipeline figures are Company estimates of potential future revenue from these arrangements and from qualified opportunities under discussion; they do not represent orders, backlog or committed revenue. There is no assurance that any such arrangement will result in a definitive agreement or generate revenue in a timely manner or at all, and investors should not place undue reliance on these estimates; (3) Defense figures represent the estimated aggregate value of identified initial revenue opportunities across the Black Swan and Black Cygnet platforms; (4) Critical minerals contract value opportunities represent estimated cumulative value over the first five years of the relevant contracts. Where figures are derived from unit-based arrangements, values reflect the Company's expected average package pricing.

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STRICTLY CONFIDENTIAL AND PROPRIETARY

Delivering Today
DRONAMICS

Indicative Plan for International Expansion

From Europe to the US and the World

Multi-year Expansion Roadmap (2027+)

EUROPE



- First Cargo Revenue flights → Expand Cargo Network
- First Defense Contracts → Expand Product Offering
- EU Factory Expansion[1]

USA



- Demo Flights & FAA pathway → First Cargo Revenue Flights → Expand Cargo Network
- First Defense / R&D Contracts → Expand Product Offering
- Site Selection for US Factory → US Factory Build[1]

GLOBAL



- Start Revenue-Generating Critical Minerals Flights as CAA[2] pathway → First Cargo Revenue flights
- First Defense / R&D contracts
- UAE Factory Build[1]

The roadmap depicted is purely illustrative and is not definitive, nor does it represent a timeline. Steps, sequencing and geographies are subject to change including from factors outside our control e.g., tariff and industrial policies, geopolitical alliances and other factors. Note: (1) UAE factory via JV partnership with SDF. Opportunity for SDF to also co-fund factories outside the UAE. (2) CAA = Civil Aviation Authority.

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STRICTLY CONFIDENTIAL AND PROPRIETARY

33 STRICTLY CONFIDENTIAL AND PROPRIETARY Dronamics is Led by World-Class Experts Ready to Fly Forsyth Black Fmr CEO, John Menzies Plc Fmr President, Menzies Aviation Roger Crook Fmr CEO, DHL Global Forwarding Peter Fankhauser Fmr CEO, Thomas Cook Stephen Verhasselt Fmr VP Commercial, Liege Airport (Alibaba's EU hub) Select Advisors VP, R&D Atanas Gagov Fmr Engineering Director at Tesla, Apple, Waymo Founder and President Svilen Rangelov Fmr EY consultant, serial entrepreneur VP, Corporate Development Stephen Cugliari Fmr Sr Director, Blade Urban Air Mobility Founder and CTO Konstantin Rangelov Fmr Researcher, Airborne Composites Group CEO Zornitsa Yanakieva Fmr CCO, EnduroSat Fmr CEO, Cash Credit Executive Director, Air Operations Kenneth Chircop Fmr CEO, Malta Air Traffic Services ...and many more

34 STRICTLY CONFIDENTIAL AND PROPRIETARY Investors Supported by a Talented and Driven Team and Strategic Investors Ready to Fly STRICTLY CONFIDENTIAL AND PROPRIETARY 34 Team International team building on experience in logistics, aviation, manufacturing and technology

Delivering Today DRONAMICS

Transaction Overview

Illustrative Transaction Overview

Transaction Highlights

- ~US$500M pro forma enterprise value to market
- Implied pre-transaction equity value of US$400M
- All existing shareholders expected to roll 100% of their equity
- Expected US$100M of PIPE / Non-Redemption SPAC capital, net of transaction expenses
- Co-Sponsors and existing investors intend to invest through a CLN, a portion of which has already been funded

Pro Forma Valuation

Pro Forma Valuation		
Pro Forma Total Shares Outstanding[2,4]	**#M**	**59.7**
(x) Transaction Share Price	USD	$10
Total Equity Value	**USD M**	**$597**
(-) Pro Forma Net Cash[3, 4]	USD M	($100)
Pro Forma Enterprise Value	**USD M**	**$497**

Sources & Uses[1]

Sources	% of Total	USD M
Cash from PIPE Investors & Trust	25%	$130
Existing Shareholder Equity Rollover	75%	$400
Total Sources	**100%**	**$530**

Uses	% of Total	USD M
Cash proceeds to Sellers	-	–
Existing Shareholder Equity Rollover	75%	$400
Transaction Expenses	6%	$30
Cash to Balance Sheet	19%	$100
Total Uses	**100%**	**$530**

Illustrative Ownership[2, 4]



PIPE Holders
13%
SPAC Public Shareholders
8%
Founder Shares
12%
67%5
Existing Shareholders

Preliminary, non-binding, indicative terms, subject to change. Note: (1) The results may differ depending on the actual aggregate financing amount; (2) Subject to warrants and final financing sources; (3) Assumes a debt-free and cash-free balance sheet at closing; (4) Illustrative ownership assumes 40.0M shares issued to existing Dronamics shareholders, 7.2M Founder Shares, 8.0M PIPE/CLN shares (US$80M at US$10.00 per share), and 4.5M SPAC public shares, assuming a US$99.4M trust balance prior to redemptions and a 49.7% redemption rate, resulting in approximately US$50M of remaining trust proceeds; (5) Considering the Company's fully diluted share count, including securities held by investors that are expected to convert into equity.

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STRICTLY CONFIDENTIAL AND PROPRIETARY

STRICTLY CONFIDENTIAL AND PROPRIETARY 36 Transaction Overview Advanced Platform Maturity at a Low Relative Valuation 0.4 18.0 8.0 6.4 4.9 4.7 3.2 1.0 0.8 Peer Median: $4.8B Equity Value1 – Selected UAV Valuation References USD B Note: (1) Data on other companies based on desktop research and publicly available information (as of October 30 2026); (2) Gross proceeds from IPO/de-SPAC; (3) Capital Raised in Reference Transaction. Series E - 2026 Series D - 2026 Mkt Cap Mkt Cap Mkt Cap Private Round - 2026 De-SPAC - 2026 $1.8B $1.2B $1.6B2 $1.2B2 $860M2 $160M $165M Valuation Reference: Capital Raised3: Operational Operational Certification Certification Certification Certification Prototype Commercial Stage: Series D - 2026 $0.6B Operational

37 STRICTLY CONFIDENTIAL AND PROPRIETARY STRICTLY CONFIDENTIAL AND PROPRIETARY 37 Thank you